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                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended June 30, 2005, we Ronald
D. Hunter and Michael B. Edwards, Chief Executive Officer and Interim Chief Financial Officer of Standard Management Corporation, respectively hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

(1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.



August 12, 2005

/s/ Ronald D. Hunter
-----------------------------------
Ronald D. Hunter
Chairman, Chief Executive Officer
and President





/s/ Michael B. Edwards
-----------------------------------
Michael B. Edwards
Interim Chief Financial Officer